Earnings per Unit	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Earnings per Unit
10.	EARNINGS PER UNIT

The net income per common unit on the consolidated statements of operations is based on the net income of the Partnership after the closing of its IPO on June 23, 2014 through June 30, 2014, since this is the amount of net income that is attributable to the Partnership’s common units.

The Partnership’s net income is allocated wholly to the common units as the General Partner does not have an economic interest.

Basic and diluted net income per common unit is calculated by dividing net income by the weighted-average number of common units outstanding during the period.

June 23, 2014 to June 30, 2014
Net income attributable to the period June 23, 2014 through June 30, 2014	$941,000
Net income per common unit, basic	$0.01
Net income per common unit, diluted	$0.01
Weighted-average common units outstanding, basic	76,200,000
Weighted-average common units outstanding, diluted	76,200,000